AUGUST 8, 2019

SUPPLEMENT TO THE

COMBINED STATEMENT OF ADDITIONAL INFORMATION

FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

DATED MARCH 1, 2019, AS RESTATED JULY 10, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).

1.	Effective as of the close of business on July 11, 2019, the Hartford Long/Short Global Equity Fund was liquidated pursuant to a plan of liquidation. Accordingly, all references to the Hartford Long/Short Global Equity Fund and Long/Short Global Equity Fund are deleted in their entirety from the above referenced SAI.

2.	Effective on or about November 8, 2019, the Hartford Environmental Opportunities Fund will be renamed as the Hartford Climate Opportunities Fund. In addition, as of the same date, Schroder Investment Management North America Inc. (“SIMNA”), with Schroder Investment Management North America Limited as the sub-sub-adviser (“SIMNA Ltd.”, together with SIMNA, “Schroders”), will serve as an additional sub-adviser to the Hartford Climate Opportunities Fund. Accordingly, the defined term “sub-adviser” in the SAI should also be read to apply to Schroders as the context requires.

3.	Mr. William P. Johnston, who has served as a member of the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies”) since 2005 and served as Chairman of the Companies since 2015, is retiring in September 2019. In connection with Mr. Johnston’s retirement, the Board has appointed Mr. Lynn S. Birdsong as Chairman.

4.	Under the heading “FUND MANAGEMENT,” the information for Laura S. Quade in the Officers and Interested Directors table is deleted.

5.	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS,” the following information is added:

With respect to the Climate Opportunities Fund, HFMC has entered into an investment sub-advisory agreement with SIMNA. Under the investment sub-advisory agreement, SIMNA, subject to the general supervision of The Hartford Mutual Funds, Inc. Board of Directors and HFMC, is responsible for (among other things) the investment and reinvestment of the assets of the Climate Opportunities Fund and furnishing the Climate Opportunities Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Climate Opportunities Fund. With respect to the Climate Opportunities Fund, SIMNA has entered into a secondary investment sub-advisory agreement with SIMNA Ltd. under which SIMNA Ltd. is responsible for (among other things) assisting SIMNA in the investment and reinvestment of the assets of the Climate Opportunities Fund and furnishing of such Fund with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for such Fund.

Pursuant to the Schroders investment sub-advisory agreement, Schroders shall exercise its best judgment in rendering services under the sub-advisory agreement. Schroders shall not be liable for any error of judgment or mistake of law or for any loss suffered by The Hartford Mutual Funds, Inc., HFMC, or the Climate Opportunities Fund in connection with the matters to which the sub-advisory agreement relates except a loss resulting from the Schroders’ willful misfeasance, bad faith or negligence in the performance of its obligations and duties.

SIMNA (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to mutual funds and a broad range of institutional investors. Schroders plc, SIMNA’s ultimate parent, is a global asset management company, which had investment management authority with respect to approximately $565.5 billion in assets as of June 30, 2019. Schroders plc and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets.

6.	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – MANAGEMENT FEES,” the management fee schedule for the Emerging Markets Local Debt Fund is deleted in its entirety and the following is added:

Emerging Markets Local Debt Fund (prior to November 1, 2019)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $250 million	0.8500%
Next $250 million	0.8000%
Next $500 million	0.7700%
Amount Over $1 billion	0.7600%

Emerging Markets Local Debt Fund (effective November 1, 2019)

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.7500%
Next $500 million	0.7000%
Amount Over $1 billion	0.6900%

7.	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS – ADVISORY FEE PAYMENT HISTORY,” the following footnote is added next to the Emerging Markets Local Debt Fund in the table that describes the contractual reimbursement of expenses:

[4]	Effective November 1, 2019, HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.18% (Class A), 1.93% (Class C), 0.93% (Class I), 1.48% (Class R3), 1.18% (Class R4), 0.88% (Class R5), 0.88% (Class Y), and 0.83% (Class F). This contractual arrangement will remain in effect until February 28, 2021 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

8.	Under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following information is added under Balanced Income Fund:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Balanced Income Fund
Adam Illfelder*
Other Registered Investment Companies	4	$3,284	0	$0
Other Pooled Investment Vehicles	2	$438	0	$0
Other Accounts	1	$19	0	$0
Matthew Hand*
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
*	Information as of June 30, 2019

9.	Under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following information is added under Dividend and Growth Fund:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Dividend and Growth Fund
Nataliya Kofman*
Other Registered Investment Companies	1	$639.8	1	$639.8
Other Pooled Investment Vehicles	4	$189.2	2	$91.4
Other Accounts	7	$1,594	1	$356
*	Information as of June 30, 2019

10.	Under the heading “PORTFOLIO MANAGERS – OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the following information is added under Equity Income Fund:

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Equity Income Fund
Adam Illfelder*
Other Registered Investment Companies	4	$3,284	0	$0
Other Pooled Investment Vehicles	2	$438	0	$0
Other Accounts	1	$19	0	$0
Matthew Hand*

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
*	Information as of June 30, 2019

11.	Under the heading “PORTFOLIO MANAGERS – COMPENSATION OF WELLINGTON MANAGEMENT PORTFOLIO MANAGERS,” the information for Balanced Income Fund is deleted in its entirety and replaced with the following:

FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
Balanced Income Fund

Russell 1000 Value Index (Reckmeyer, Link, Illfelder, and Hand)

Lipper Equity Income (Reckmeyer, Link, Illfelder, and Hand)

Bloomberg Barclays Corporate (80%); Bloomberg Barclays HY 2% Issuer Capped (10%); JP Morgan Emerging Markets Bond Index Plus (10%) (St. John)

12.	Under the heading “PORTFOLIO MANAGERS – EQUITY SECURITIES BENEFICIALLY OWNED BY WELLINGTON MANAGEMENT PORTFOLIO MANAGERS” the following information is added:

PORTFOLIO MANAGER	FUND(S) SUB-ADVISED	DOLLAR RANGE OF EQUITY SECURITIES BENEFICIALLY OWNED
Matthew Hand*	Balanced Income Fund Equity Income Fund	None $100,001-$500,000
Adam Illfelder**	Balanced Income Fund Equity Income Fund	None $100,001-$500,000
Nataliya Kofman***	Dividend and Growth Fund	None
*	Mr. Hand became a portfolio manager to the Balanced Income Fund and Equity Income Fund effective August 8, 2019. The information in the chart is as of June 30, 2019.
**	Mr. Illfelder became a portfolio manager to the Balanced Income Fund and Equity Income Fund effective August 8, 2019. The information in the chart is as of June 30, 2019.
***	Ms. Kofman became a portfolio manager to the Dividend and Growth Fund effective August 8, 2019. The information in the chart is as of June 30, 2019.

13.	Under the heading “PORTFOLIO MANAGERS,” the information for Tara C. Stilwell within the additional portfolio managers’ table for International Equity Fund is deleted in its entirety and replaced with the following:

International Equity Fund
Additional Portfolio Managers	Compensation Benchmarks/Peer Group*
Peter Fisher	MSCI EAFE / International Multi-Cap Core**
**	Information as of July 31, 2019

14.	Under the heading “PORTFOLIO MANAGERS,” the information relating to Schroders as additional sub-advisers and portfolio manager to the Hartford Climate Opportunities Fund, the following information is added:

OTHER ACCOUNTS MANAGED OR SUB-ADVISED BY SCHRODERS PORTFOLIO MANAGER

FUND AND PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	ASSETS MANAGED (in millions)	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE (in millions)
Climate Opportunities Fund
Simon Webber*
Other Registered Investment Companies	6	$16,713.7	3	$15,982.9
Other Pooled Investment Vehicles	5	$805.8	0	$0
Other Accounts	12	$2,522.1	0	$0
*	Information as of June 30, 2019

CONFLICTS OF INTEREST BETWEEN THE FUND SUB-ADVISED BY SCHRODERS’ PORTFOLIO MANAGER AND OTHER ACCOUNTS

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than such Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION OF SCHRODERS’ PORTFOLIO MANAGER

Schroders receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between SIMNA and HFMC on behalf of the Fund. Schroders pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended October 31, 2018.

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio manager’s bonuses, the relevant benchmarks for performance comparison include as of June 30, 2019 below:

Fund/Portfolio Manager	Benchmark
Climate Opportunities Fund / Simon Webber	Blend of Global Benchmarks and achieving certain internal targets during the previous 12-month period

EQUITY SECURITIES BENEFICIALLY OWNED BY SCHRODERS PORTFOLIO MANAGER

As of June 30, 2019, Mr. Webber did not own any shares of the Climate Opportunities Fund.

15.	The first sentence in the second paragraph under the heading “PORTFOLIO TRANSACTIONS AND BROKERAGE” is replaced with the following:

Subject to any policy established by each Company’s Board of Directors and HFMC, each Sub-Adviser is primarily responsible for the investment decisions of the Fund(s) it sub-advises and the placing of its portfolio transactions.

16.	Under the heading “PROXY VOTING POLICIES AND PROCEDURES,” the proxy voting policy for Schroders is added:

SUMMARY OF SIMNA AND SIMNA LTD. PROXY VOTING POLICY

Proxy Voting General Principles

SIMNA and SIMNA Ltd. (collectively, “Schroders”) will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

Corporate Governance Committee

The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with Schroders to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

The Schroders’ Group Corporate Governance Team (the “Team”) provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.

When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the “Policy”), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

The Team uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS’s primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS’s and others’ recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds’ Voting Issues Service.

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders’ clients and the interests of Schroders and/or its employees. Schroders has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients’ best interests.

For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with Schroders;
•	A proponent of a proxy proposal has a client relationship with Schroders;
•	A proponent of a proxy proposal has a business relationship with Schroders;
•	Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

Schroders is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is “material” to any specific proposal included within the proxy. Schroders (or the Team on behalf of Schroders) will determine whether a proposal is material as follows:

•	Routine Proxy Proposals: Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest unless Schroders has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•	Non-Routine Proxy Proposals: Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless Schroders determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If Schroders determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

A.	If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

B.	If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

C.	If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders’ own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

D.	If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS’ recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, Schroders will vote in accordance with ISS’ recommendation.

Voting Coverage

Schroders recognizes its responsibility to make considered use of voting rights. The overriding principle governing our approach to voting is to act in line with its fiduciary responsibilities in what we deem to be the interests of its clients.

Schroders normally hopes to support company management; however, it will withhold support or oppose management if it believes that it is in the best interests of its clients to do so.

Schroders votes on a variety of resolutions; however the majority of resolutions target specific corporate governance issues which are required under local stock exchange listing requirements, including but not limited to: approval of directors, accepting reports and accounts, approval of incentive plans, capital allocation, reorganizations and mergers. Schroders does vote on both shareholder and management resolutions.

Schroders Corporate Governance specialists assess resolutions, applying its voting policy and guidelines (as outlined in its Environmental, Social and Governance Policy) to each agenda item. These specialists draw on external research, such as the Investment Association’s Institutional Voting Information Services, the Institutional Shareholder Services (ISS), and public reporting.

Schroders’ own research is also integral to our process and this will be conducted by both our investment and ESG analysts. Corporate Governance specialists will consult with the relevant analysts and portfolio managers to seek their view and better understand the corporate context. The final decision will reflect what investors and Corporate Governance specialists believe to be in the best long term interest of their client. When voting, where there is insufficient information with which to make a voting decision Schroders may not vote.

In order to maintain the necessary flexibility to meet client needs, local offices of Schroders may determine a voting policy regarding the securities for which they are responsible, subject to agreement with clients as appropriate, and/or addressing local market issues. Both Japan and Australia have these.

Schroders UK Stewardship Code Statement outlines its approach in this area in more detail for all of its international holdings and is publically available.

October 2018

This Supplement should be retained with your SAI for future reference.